UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2024

SOW GOOD INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53952	27-2345075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1440 N Union Bower Rd
Irving, TX 75061
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (214) 623-6055

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	SOWG	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 2, 2024, the Board of Directors (the “Board”) of Sow Good Inc. (the “Company”) appointed Brendon Fischer as the Company’s interim Chief Financial Officer (“CFO”), effective April 2, 2024.

Mr. Fischer was not selected as an executive officer pursuant to any arrangements or understandings with the Company or with any other person, there are no family relationships between Mr. Fischer and any director or executive officer of the Company required to be disclosed under Item 401(d) of Regulation S-K, and Mr. Fischer has no direct or indirect material interest in any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 5.08. Shareholder Director Nominations.

On April 2, 2024 the Board established Thursday, May 30, 2024 as the date of the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”). Stockholders of record at the close of business on April 2, 2024 will be entitled to notice of and to vote at the Annual Meeting and adjournments or postponements thereof. The time, location and matters to be voted on at the Annual Meeting will be as set forth in the Company’s proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission (the “SEC”) prior to the Annual Meeting.

Stockholders who wish to have a proposal considered for inclusion in the Corporation’s proxy materials for the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must ensure that such proposal is received by the Company at its principal executive offices at 1440 N Union Bower Rd, Irving, TX 75061, on or before the close of business on April 12, 2024, which the Company has determined to be a reasonable time before it expects to begin printing and sending its proxy materials for the Annual Meeting.

In addition, to be considered timely under the advance notice provisions of the Company’s Amended and Restated Bylaws (the “Bylaws”), any stockholder who intends to bring business before the Annual Meeting outside of Rule 14a-8 or nominate a person for election as a director must ensure that written notice of such proposal or nomination (including all information specified in the Bylaws) is received the Company  at the address specified above no later than the close of business on April 12, 2024. A copy of the Bylaws that includes these advance notice provisions and notice requirements was filed with the SEC as Exhibit 3.4 to the Company’s Current Report on Form 8-K on February 22, 2024.

Item 8.01. Other Events.

On April 2, 2024, the Company issues a press release announcing the appointment of Mr. Fischer as interim Chief Financial Officer of the Company. A copy of the press release is being furnished to the Securities and Exchange Commission and is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release datedApril 2, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOW GOOD INC.

	By:	/s/ Claudia Goldfarb
Claudia Goldfarb
Chief Executive Officer

Date: April 2, 2024